EXHIBIT 3.1

                               SECRETARY OF STATE
                                STATE OF NEVADA


                               CORPORTATE CHARTER


I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that TVA, INC. did on JUNE 19, 2002 file in this office the original Articles of Incorporation; that said Article are now on file and of record in the office of the Secretary of State of State of Nevada , and further, that said Articles contain all the provisions required by the law of said State of Nevada.



                         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada on JUNE 19, 2002

                         /s. Dean Heller

                              Secretary  of  State


                        By   /s/ A. L. Williams
                              Certification  Clerk

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                                                                 FILED  #______
                            ARTICLES OF INCORPORATION            JUN 19 2002

                                       OF

                                    TVA, INC.

          FIRST: The name of the corporation is TVA, INC.

          SECOND: The registered agent is Paracorp Incorporated. The registered offices of  the  Corporation  shall  be  located at 318 N. - Street, Suite 208,

Carson  City,  Nevada,  89701  in  Carson  City  County.

          THIRD: The purpose or purposes for which the corporation is organized are:


          The transaction of any or all lawful business for which corporations may be incorporated under the Nevada Revised Statutes.

          FOURTH: The aggregate number of shares which the corporation shall have  authority  to issue is 200 common shares all of which shall be without par value.

          FIFTH: The corporation shall have one director. The name and post office address of the director is as follows:

                    Michael  Pope
                    118-78  Riverton  Street
                    St.  Albans,  New  York  11412

          SIXTH: The capital stock is not subject to assessment to pay the debts of the corporation.

          SEVENTH: The period of its duration shall be perpetual.

          EIGHTH: The name and mailing address of the incorporator is:

                    Lawrence  A.  Kirsch
                    90  State  Street
                    Albany,  New  York  12207
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IN  WITNESS WHEREOF, the undersigned incorporator has executed these Articles of
Incorporation  this  18th  day  of  June,  2002.


                                             By: /s/ Lawrence A. Kirsch
                                                _________________________
                                                LAWRENCE A. KIRSCH
                                                Incorporator

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DEAN  HELLER                     Certificate of Acceptance       Filed # _____
Secretary  of  State                 of Appointment by           JUN 19 2002
                                       Resident Agent
101  N.  Carson  Street,  Ste#3
Carson City, NV  89701-4786
(775) 684-5708


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General  In  for  this  form:

          1.   Please print legibly or Type: Black Ink only,
          2.   Complete  all  fields,
          3.   Ensure  that  the  document  is  signed  In  signature  fields

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In  the  matter  of                         TVA,  Inc._________________________
                                    (Name of business entity)

I, PARACORP INCORPORATED, hereby state that on _________06/18/02___________ (Name of Resident Agent)

I accepted the appointment as resident agent for the above named business entity.

The  street  address  of  the  resident  agent  in  this  state  is  as follows:


          318 N. Carson Street, Suite  #208
          Carson  City,  Nevada  89701

/s/ Ivonne Watkins
________________________________            _______6/18/02____________
Signature of Resident Agent                         Date


For: Paracorp Incorporated



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